UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.    )

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PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in PULTEGROUP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Brian P. Anderson	For
1b.	Bryce Blair	For
1c.	Thomas J. Folliard	For
1d.	Cheryl W. Grisé	For
1e.	André J. Hawaux	For
1f.	J. Phillip Holloman	For
1g.	Ryan R. Marshall	For
1h.	John R. Peshkin	For
1i.	Scott F. Powers	For
1j.	Lila Snyder	For
2.	Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.	For
3.	Say-on-pay: Advisory vote to approve executive compensation.	For
4.	Approval of an amendment to extend the term of the Company's Amended and Restated Section 382 Rights Agreement, as amended.	For
5.	Approval of the PulteGroup, Inc. 2022 Stock Incentive Plan.	For

NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

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